UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): November 1, 2018

FORCE PROTECTION VIDEO EQUIPMENT CORP.

(Exact name of registrant as specified in its charter)

Florida	000-55519	45-144-3512
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

1600 Olive Chapel Road Suite 248 Apex, NC 27502
(Address of principal executive offices)

(919) 780-7897
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01

OTHER EVENTS

As previously reported, on September 20, 2018 the Company submitted an Issuer Company Related Action Notification Form to FINRA to authorize the Company's 1-1,000 reverse split.

The Company has received four comment letters from FINRA and is in the process of filing its next response. In the Company's Definitive Schedule 14C Information Statement filed with the SEC on April 17, 2018, the Company set forth that it was not required to file a further amendment to its Articles of Incorporation for the reverse split to go into effect. However, FINRA has requested the Company to file Amended Articles of Incorporation which it has in the form attached hereto as Exhibit 10.1.

Item 9.01

EXHIBITS

Exhibit Number

Description

10.1

Form of Amended Articles

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            Force Protection Video Equipment Corp.

(Registrant)

By: /s/Paul Feldman
President

Dated: November 2, 2018

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